Exhibit 10.1.3

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS (“[***]”) OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

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The terms and conditions provided in this Commitment Supplement (“Commitment Supplement”) are in addition to those contained in the Purchase and License Agreement dated January 1, 2003 and describes the manner in which Products and Training will be provided and priced during the Commitment Term as defined below.

1.	Term

This Commitment Supplement is effective as of January 1, 2003 (“Commitment Supplement Effective Date”) and terminates on December 31, 2005 (“Commitment Term”).

2.	Definitions

Unless otherwise noted the capitalized terms shall have the same meaning as those defined in the PLA.

“Turnover Date” shall mean completion of Nortel Networks’ test and verifications with respect to a Product and Nortel Network’s certification (“Turnover Notice”) to Customer that the Products are operational and ready for Customer to conducts is acceptance testing. Where Nortel Networks is not providing installation Services for a Product, turnover date of such Product shall mean delivery of such Product to the location designated by Customer in its Order.

“Force Majeure” shall mean any delay or failure in the performance of its obligations is directly caused by or directly results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, including legislative, judicial, or administrative acts, labor strikes, embargoes, epidemics, wars, riots, insurrections, fires, explosions, earthquakes, floods or unusually severe weather conditions (each, a “Force Majeure Condition”)

3.	Commitment

a)	Pursuant to the Agreement and any applicable Supplement, during the Commitment Term, Customer commits to purchase and/or license, as applicable, Product and Services, with a minimum total dollar purchase price, (net of any credits, discounts or allowances) of eighteen million dollars (US$18,000,000.00) (“Total Commitment Amount”). For greater certainty, purchases made hereunder by any Affiliates shall not count towards satisfaction of the Total Commitment Amount.

b)	Both Parties agree to meet on an annual basis, no later than December 20 of each calendar year, to determine how Customer is tracking to meet the Total Commitment Amount. If Customer is not on track to meet the Total Commitment Amount, both Parties agree to review the remaining Total Commitment Amount and Customer’s written plan to meet the remaining Total Commitment Amount balance by the end of the Commitment Term. If no mutually acceptable written plan is developed within sixty (60) days, both Parties agree any pricing provided in the Product Supplements attached hereto may be revised based on the lower purchase volume. Nortel Networks and Customer shall mutually agree upon the revised pricing and such new pricing shall become effective immediately.

c)	[***]

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d)	Nortel Networks agrees that purchases (net of any credits, discounts or allowances) of Nortel Networks’ [***] Products during the Commitment Term shall contribute to achieving the Total Commitment Amount.

4.	Pricing

In consideration of Customer’s Total Commitment Amount, Nortel Networks shall provide Customer with discounts as provided in Exhibit A, attached hereto, or as specified in the applicable Supplement.

5.	Optical Pay As You Grow Commitment

Nortel Networks and Customer agree the only remaining obligation and total balance for the Optical Pay As you Grow (“PAYG”) program as defined in the previous Agreement ITC2000NPPA, Exhibit M, Schedule E is twelve million dollars ($12,000,000.00) (“PAYG Obligation”). The PAYG Obligation includes taxes and no additional charges shall be billed for taxes for the PAYG Obligation. Nortel Networks shall invoice and Customer shall pay such PAYG Obligation on a quarterly basis to Nortel Networks in one million dollar ($1,000,000.00) increments with the first payment of one million dollars ($1,000,000.00) due on March 31, 2003. Customer shall pay subsequent payments to Nortel Networks no later than the last day of each quarter with the final payment of one million dollars ($1,000,000.00) due on December 31, 2005. Title for PAYG Hardware shall transfer to Customer upon [***] for such PAYG Hardware. The PAYG Obligation shall contribute toward reducing the Total Commitment Amount.

6.	Training

In consideration of Customer’s Total Commitment Amount, Nortel Networks shall provide and Customer shall accrue a bank of training credits in the amount of [***] dollars ($[***]) for each [***] dollars ($[***]) of purchases (“Training Bank Dollars”) that Customer may apply toward tuition costs for Nortel Networks training products and services. The Training Bank Dollars will be allocated quarterly and will be based upon the volume of purchase. Customer may apply such Training Bank Dollars toward tuition costs for Nortel Networks training products and services provided that Customer notifies Nortel Networks of its intent to apply Training Bank Dollars toward tuitions costs for training prior to the start of class. These Training Bank Dollars may be applied to all training media offerings, including (but not limited to) Nortel Networks instructor-led classroom training at a Nortel Networks facility, Nortel Networks instructor-led classroom training at the Customer location, self-paced training, and eLearning training medias.

Customer’s [***] training credits as of [***] was valued at twenty-five thousand ($25,000.00) Training Bank Dollars which [***] shall remain valid and available for Customer’s use until December 31, 2005. It

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is understood any training between [***] and [***] shall be deducted from these Training Bank Dollars. However, any of these existing Training Bank Dollars which remain unused after December 31, 2005 shall be terminated.

Any training tuition charges which Customer does not satisfy by application of Training Bank Dollars shall be payable by Customer to Nortel Networks at the prices quoted at the Nortel Networks website for technical training http://www.nortelnetworks.com/knowledgeservices and Customer shall render payment pursuant to the terms of the PLA.

Customer shall bear the cost of transportation, meals, lodging or other incidental expenses of Customer’s personnel to, from and during training. Any Training Bank Dollars allocated must be used within twelve (12) months of such date the Training Bank Dollars were allocated, or by expiration of the Commitment Term whichever occurs later. Training Bank Dollars shall have no cash value and are for the purpose of Nortel Networks’ Training as described herein.

7.	Cooperative Marketing Funds

Customer’s [***] Cooperative Marketing Funds [***] was valued at fifty thousand dollars ($50,000.00) which [***] shall remain valid and available for Customer’s use pursuant to the terms and conditions set forth in Exhibit B, attached hereto. It is understood any Cooperative Marketing Funds utilized between [***] and [***] shall be deducted from these Cooperative Marketing Funds. However, any of these existing Cooperative Marketing Funds which have not been utilized by December 31, 2005 shall be terminated.

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8.	Lab Equipment

Customer may request Hardware and Software for the purpose of establishing training and demonstrations (“Lab Equipment”) at Customer’s designated site. The parties shall mutually agree in advance what charge, if any, and what Products shall be considered for Lab Equipment prior to Customer placing the Order. At a minimum, such Hardware and Software that is requested for Lab Equipment shall be scheduled to be significantly deployed within Customer’s network during the Commitment Term and has forecasted purchases of [***] ($[***]) dollars per specific Hardware and Software. Request for Lab Equipment valued at less than [***] ($[***]) dollars shall be handled on a case by case basis. Customer agrees that no live or revenue generating traffic shall be carried on the Lab Equipment. Nortel Networks shall retain title to the Lab Equipment and shall be responsible for Software Upgrades (at its sole cost) and repairs to the Lab Equipment as required by normal wear and tear in the course of training and demonstrations. Customer shall be responsible for the regular maintenance of the Lab Equipment in accordance with the applicable Nortel Networks Technical Practices (“NTPs”), as well as for repairs of any damage to the Lab Equipment misuse or neglect caused by other than Nortel Networks. Customer shall return all Lab Equipment to Nortel Networks upon the termination of the Agreement or such earlier time as mutually agreed or provide Nortel Networks with an Order for such Lab Equipment that is mutually agreed that Customer will retain. Customer shall not move or relocate the Lab Equipment from the location which was approved and mutually agreed to prior to Lab Equipment being ordered.

9.	No Surprise Clause for Budgetary and Firm Quotations

9.1	If Customer desires to receive a budgetary or firm quotation from Nortel Networks for Products or Services, Customer shall submit such request (“Requirements Documents”) in writing to Nortel Networks. The request for quotation shall include the following information, as applicable: (i) the types and quantities of Products and Services to be furnished by Nortel Networks; (ii) detailed description of the Product(s) to be provided; (iii) the location or facility to which the Products are to be delivered; (iv) the Installation Site, if known and if different from item (iii); (v) the requested ship date and turnover date of the Initial or Extension System; and (vi) any other information required under this Agreement to be included in an Order. Nortel Networks shall respond in writing to requests for budgetary quotations and requests for firm quotations.

9.2	Unless otherwise specified in the firm quotation, such firm quotation shall be valid for ninety (90) days from the date of such quotation. Any request for a firm quotation shall not be a binding purchase commitment for Customer unless Customer submits an Order for the Products and Services specified in the firm quotation within ninety (90) days after receipt of the quote. Budgetary quotations shall be provided for information and planning purposes only and shall not be considered to be a final or firm statement binding on either party.

9.3	The budgetary quotations shall, if applicable, include the following information: (a) preliminary Hardware, Merchandise and Software lists; (b) the estimated charges for the Products; (c) the estimated charges for Services requested; and (d) any other information requested by Customer as is pertinent and available.

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9.4	The firm quotations shall include the following information: (a) the price to be paid by Customer for the Products, after applying the applicable volume discounts and any other discounts or credits offered by Nortel Networks, if any; (b) fixed charges for Services requested; (c) Hardware, Merchandise and Software lists and project schedules; and (d) any other information requested by Customer as is pertinent and available. After the parties have agreed to the firm quote and Customer issues an Order for Switching, Optical and Data Products and Services described in such firm quote, [***].

10.	Evergreen Clause

10.1	Nortel Networks warrants to Customer that Data, Optical and Switching Hardware purchased by Customer from Nortel Networks will function per the Nortel Network’s specifications for a minimum of [***] ([***]) [***] without any additional mandatory hardware upgrades required. In the event a mandatory Hardware upgrade is required by Nortel Networks, Nortel Networks shall provide such upgrade at [***] (including, [***] and [***] charges).

10.2	Nortel Networks agrees that no later than September 1 of each calendar year to provide Customer with a list of Nortel Networks’ Data, Optical and Switching Software planned for release the following year. This list will include the feature description and other Hardware required for Software that is planned to be released the following year. However, such list does not obligate Nortel Networks to release all Software on the list and such list is for planning purposes only. Upon Customer’s request Nortel Networks will provide a list of the Software approved for general availability to be released at the earliest time such information may be available.

10.3	The following warranty applies to Switching Network Products only:

Nortel Networks warrants to Customer that initial DMS-500 switches and/or XA Core upgrades purchased by Customer from Nortel Networks pursuant to this Agreement will be able to accept generally available “base” Software included with such Product for [***] ([***]) [***] from the Turnover Date, without the requirement of “mandatory” Hardware upgrades. Mandatory hardware upgrades do not include Hardware required to provide operation of features/services not purchased with the initial system. If generally available Software updates to the specific features licensed by Customer require memory packs, Nortel Networks shall provide such memory packs at [***] to Customer.

IN WITNESS WHEREOF, the parties hereto by and through their respective duly authorized representatives have executed this Commitment Supplement as of the Commitment Supplement Effective Date.

ITC^DELTACOM COMMUNICATIONS, INC.

By:	/s/ David L. Hill

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Name:

Title:	VP Engineering

Address: 1530 DeltaCom Drive, Anniston, AL 36207

Date:	6/18/03

INTERSTATE FIBERNET, INC.

By:	/s/ David L. Hill

Name:

Title:	VP Engineering

Date:	6/18/03

NORTEL NETWORKS INC.

By:	/s/ Michael Shappell

Name:

Title:	Group Sales Director

Date:	6/23/03

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Exhibit A

Pricing

Product	Discount from List	Notes
Passport	[***]%
Shasta	N/A	Pricing will be provided as needed on a quote basis.

*	Note: All Discounts as part of this Agreement are based on the Total Commitment Amount of $18,000,000.00 up to $[***].

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A-1

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EXHIBIT B

COOPERATIVE MARKETING PROGRAM

1.	Definitions

a) “Cooperative Marketing Funds” shall mean the amounts maintained and funded by Nortel Networks that shall accrue in accordance with the provisions set forth in section 4 below.

b) “Cooperative Marketing Program” means the marketing program to be carried out in accordance with the terms set forth in this Supplement.

c) “Eligible Charges” shall mean amounts approved by Nortel Networks and paid by Customer for specific activities and materials pursuant to a Statement of Work.

d) “Eligible Products” shall mean Nortel Networks’ Products purchased pursuant to this Agreement identified as Eligible Products in a Statement of Work.

e) “Statement of Work” shall mean, for purposes of this Exhibit B only, a mutually agreed document specifying the cooperative marketing activities and assistance to be provided by Nortel Networks to Customer as well as the program of activities and materials to be carried out by Customer, in accordance with this Cooperative Marketing Program.

f) “Trademark License Agreement” shall mean an agreement in the form attached hereto as Appendix A, or as otherwise provided to Customer by Nortel Networks, to be made between Customer and Nortel Networks Limited for the purpose of establishing terms and conditions for Customer’s use of Nortel Networks’ trademarks.

2.	Scope

This Supplement describes the Cooperative Marketing Program under which Nortel Networks shall reimburse a portion of certain expenses incurred by Customer arising out of certain cooperative marketing activities while promoting certain Nortel Networks Products and/or services.

3.	Cooperative Marketing Funds

a) The Cooperative Marketing Funds shall be reduced by the amount of Eligible Charges reimbursed to Customer.

b) Cooperative Marketing Funds may be suspended or forfeited, at Nortel Networks’ discretion, if Customer is delinquent on any payments due Nortel Networks under the Agreement.

4.	Trademark License Agreement

Prior to any use of any Nortel Networks trademark, Customer shall execute and deliver to Nortel Networks the Trademark License Agreement.

5.	Statement of Works

a) Prior to the usage of any Cooperative Marketing Funds, the parties shall mutually agree on a Statement of Work. Each Statement of Work shall designate the Eligible Products and the intended content and scope of the plan, which may include, but is not limited to business planning, seminars, database marketing, sales readiness and marketing communications activities (i.e. the design, visuals and contents of ads, marketing collateral, etc). Customer shall provide such supporting documentation as Nortel Networks may reasonably require in connection with the development and approval of each Statement of Work.

b) Customer must obtain Nortel Networks’ prior written approval of any cooperative marketing materials being used in connection with a Statement of Work, including but not limited to, brochures, pamphlets, documentation, demonstration items,

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and advertising publications. Without limiting any other requirements contained herein or in the Trademark License Agreement, such advertising materials shall: (i) specifically cite “Nortel Networks” and reference the Nortel Networks solution; (ii) promote the brand in good taste; and (iii) not make reference to other Nortel Networks’ customers without the consent of such customers.

6.	Reimbursement of Eligible Charges

a) Nortel Networks shall reimburse [***] percent ([***]%) (or such lesser amount as may be available in the Cooperative Marketing Fund) of Customer’s Eligible Charges in accordance with the procedures set forth in this section. Customer shall be responsible for all other costs and expenses associated with the Cooperative Marketing Program and shall not include any such amounts in subsequent reimbursement requests.

b) Not more than once each calendar quarter, Customer shall issue a written request to Nortel Networks requesting reimbursement of [***] percent ([***]%) of Customer’s Eligible Charges, accompanied by supporting information as required by Nortel Networks. Such request and all required supporting information must be received by Nortel Networks within thirty (30) days of completion of the cooperative marketing activities pursuant to a particular Statement of Work, and in any event, no later than ten (10) days following termination or expiration of the Agreement or this Supplement.

c) Any Cooperative Marketing Funds not used by Customer prior to the termination or expiration of the Agreement or this Cooperative Marketing Supplement shall be forfeited. In no case shall reimbursements be paid thereafter for any unused Cooperative Marketing Funds.

d) In no event shall Nortel Networks reimburse any Eligible Charges if Customer has not executed and delivered, and complied with its obligations under, the Trademark License Agreement.

7.	Other

a) Nortel Networks shall provide quarterly reports setting forth: (i) the Cooperative Marketing Funds accrued during the quarter; (ii) the amount of Eligible Charges reimbursed during the quarter; and (iii) the remaining balance of Cooperative Marketing Funds.

b) Except to the extent a provision in a Statement of Work expressly states that it is to prevail and take precedence over the terms of this Supplement, the terms of this Supplement shall prevail over any inconsistent statements contained in any Statement of Work.

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ENDORSEMENT BRAND MARK

TRADEMARK LICENSE AGREEMENT

THIS AGREEMENT made as of the 18th     day of June    , 2003

BY AND BETWEEN :

NORTEL NETWORKS LIMITED, a corporation duly incorporated under the laws of Canada, having its registered offices at 2351 Boulevard Alfred-Nobel, St. Laurent, Quebec H4S 2A9,

(hereinafter called “Nortel Networks”)

- and –

Interstate FiberNet, Inc. a corporation duly incorporated under the laws of Delaware, and its wholly-owned subsidiary, ITC^DeltaCom Communications, Inc. a corporation duly incorporated under the laws of Alabama, each having its registered/ or executive offices at 1791 O.G. Skinner Drive, West Point, Georgia, US 31833,

(together, hereinafter called “Licensee”)

WHEREAS Nortel Networks is the owner of the trademark SOLUTIONS BY NORTEL NETWORKS (& globemark) Design as described more fully in Appendix A hereto (the “Trademark”);

WHEREAS Licensee is a valued customer of Nortel Networks having purchased the following product/service solutions from Nortel Networks: those products and services described in the Supplements and Exhibits to the Purchase and License Agreement ITC2003PLA with an effective date of     6/18/2003             (“Purchasing Agreement”) between Nortel Networks Inc. and Licensee (the “Networking Solution”).

WHEREAS Licensee desires to obtain a license to use the Trademark in the United State of America (the “Territory”) in the manner and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES HEREINAFTER SET FORTH, THE PARTIES AGREE AS FOLLOWS:

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1.	Nortel Networks hereby grants to Licensee a free, personal, non-transferable, non-assignable, non-exclusive right to use the Trademark in the Territory solely in association with Licensee’s products or marketing materials, including but not limited to, advertising and collateral materials, that identify Nortel Networks as the source of the Networking Solution, in such a manner as not to jeopardize the validity of the Trademark or to damage or detract from Nortel Networks’ goodwill or interest in the Trademark. Without limiting the generality of the foregoing, Licensee shall not use the Trademark in association with any other trademark so as to create a composite mark of any kind.

2.	Licensee shall comply with Nortel Networks’ instructions as to the form and manner in which the Trademark will be used pursuant hereto and shall ensure that all markings are in accordance with applicable legal requirements of the Territory and shall not, in any way, prejudice the rights of Nortel Networks with respect to the Trademark. Licensee shall submit to Nortel Networks for prior approval, in the manner in which Nortel Networks shall direct, all advertising and other material on which the Trademark appears or is intended to be used.

3.	Nortel Networks reserves the right to withhold any such approval or to withdraw the Trademark from any product or material at any time at its discretion. Nortel Networks further reserves the right to withdraw the Trademark from any product, print or electronic materials or publications at any time at its discretion.

Any prior approval relative to Trademark placement does not constitute an endorsement or approval of the advertisement’s content or co-advertisers / endorsers, including but not limited to, product or service performance or technology claims made or implied by the advertisement.

Prior to the use or authorization of the Trademark in any advertising, promotional, and/or merchandising media, Licensee shall send a soft copy of completed material, along with a description of proposed use and placement, a minimum of two (2) business days prior to the intended date of production to Nortel Networks. If the completed material is approved for the requested use and/or placement, Licensee will receive said approval in writing from Nortel Networks.

4.	Nortel Networks and Licensee shall execute such further agreements or instruments as may be considered appropriate to record the rights granted hereunder. Licensee shall cooperate with Nortel Networks in respect of any trademark registration activity Nortel Networks undertakes and as needed, shall provide Nortel Networks with information, samples and documents to evidence Licensee’s use of the Trademark.

5.	Licensee acknowledges that the Trademark and all goodwill associated therewith are, and shall remain, the sole property of Nortel Networks and no rights are conferred upon Licensee with respect to the Trademark except as specifically set forth herein.

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6.	Licensee shall take all reasonable precautions to protect the Trademark from infringement and shall advise Nortel Networks of any infringement or apparent infringement as soon as it becomes known to Licensee. Nortel Networks shall have sole control to take proceedings, as it deems appropriate, for infringement of the Trademark and Licensee shall cooperate fully with Nortel Networks in respect of any such proceedings.

Nortel Networks hereby represents and warrants that it is the owner of the Trademark and has the right to license Licensee to use the Trademark as granted herein. Nortel Networks shall indemnify and save Licensee harmless from any third party challenges in respect of Licensee’s right to use the Trademark in the Territory pursuant to the license grant provided herein.

Licensee shall indemnify and save Nortel Networks harmless from any all claims and liabilities for damages, losses, expenses or costs (including counsel fees and expenses) arising out of any infringement or alleged infringement of any other trademark by Licensee’s use of any trademark other than the Trademark, as well as any and all claims and liabilities arising out of any faulty, or allegedly faulty, products manufactured, used or sold by Licensee and in respect of which the Trademark is used.

7.	Licensee shall have the right to use the Trademark, as herein provided, commencing from the date of this Agreement and continuing for the period of two (2) years thereafter unless this Agreement is terminated earlier as herein provided. Subject to the written consent of Nortel Networks, which consent will not be unreasonably withheld, Licensee shall have the right to extend the term of this Agreement for additional terms of two (2) years each upon written notification to Nortel Networks to that effect on or before the expiration of this Agreement or any extension thereof, provided Licensee is not in default hereunder. Notwithstanding anything else contained herein, this Agreement shall terminate forthwith if Licensee discontinues the use of the Networking Solution.

8.	In the event Licensee is in default of this Agreement or fails to perform one or more of its material obligations hereunder, Nortel Networks may, by written notice to Licensee, require the remedy of the default or the performance of the obligation, and if Licensee fails to remedy or perform within thirty (30) days of the forwarding of such notice, Nortel Networks may, by written notice, terminate this Agreement forthwith.

9.	In the event Licensee becomes insolvent or is the object of bankruptcy or insolvency proceedings, or makes assignment for the benefit of its creditors, or is placed in receivership or liquidation, or fails to satisfy any final judgment rendered against it within the period so permitted, Nortel Networks may, without any delay, by written notice, terminate this Agreement.

10.

Upon termination or expiration of this Agreement, Licensee shall forthwith discontinue the exercise of the rights granted hereunder, and all rights conferred upon Licensee hereunder to the Trademark shall revert to Nortel Networks. Licensee

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shall not make any use of a word, trademark or trade name similar to the Trademark in association with any products, services, packaging or general advertising.

11.	Any and all notices or other information to be given by one of the Parties to the other shall be deemed sufficiently given when forwarded by prepaid registered or certified first class air mail or by facsimile, telegram, telex or hand delivery to the other Party at the following address:

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If to Licensee:

ITC^DeltaCom Communications, Inc.

4092 S. Memorial Parkway

Huntsville, Alabama 35802

Attn: Vice President of Marketing

Telephone: (256) 382-3851

Facsimile: (256) 382-2294

With	a copy to: (legal counsel address)

ITC^DeltaCom Communications, Inc.

4092 S. Memorial Parkway

Huntsville, Alabama 35802

Attn: General Counsel

Telephone: (256) 382-3851

Facsimile: (256) 382-2294

If to Nortel Networks:

Nortel Networks Limited

8200 Dixie Road

Suite 100

Brampton, Ontario

Canada L6T 5P6

Attention: The Secretary

With	a copy to go to:

Nortel Networks Inc

5405 Windward Parkway

Alpharetta, Georgia 30004

Attn: Contracts

and such notices shall be deemed to have been received ten (10) business days after mailing if forwarded by mail, and the following business day if forwarded by facsimile transmission or hand.

The aforementioned address of either Party may be changed to any time by giving fifteen (15) days prior notice to the other Party in accordance with the foregoing.

In the event of a generally-prevailing labour dispute or other situation which will delay or impede the giving of notice by any such means, in either the country of origin or of destination, the notice shall be given by such specified mode as will be most reliable and expeditious and least affected by such dispute or situation.

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12.	This Agreement shall not be assigned or transferred by either Party except with the written consent of the other. Notwithstanding the foregoing, this Agreement may be assigned by Nortel Networks to any of its subsidiaries or affiliates upon notification to Licensee.

13.	The failure of either Party to give notice to the other party of the breach or non-fulfillment of any term, clause, provision or condition of the Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term, clause, provision or condition of this Agreement constitute a waiver of any other breach or non-fulfillment of that or any other term, clause, provision or condition of this Agreement.

14.	This Agreement sets forth the entire agreement and understanding between the Parties with respect to the use of the Trademark and supersedes and cancels all previous negotiations, agreements, commitments and writings in respect to the subject matter thereof, and neither Party hereto shall be bound by any term, clause, provision or condition save as expressly provided in the Agreement or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized officers of the Parties.

15.	Nothing in this Agreement shall be construed as establishing or implying any partnership between the Parties hereto, and nothing in this Agreement shall be deemed to constitute either of the Parties hereto as the agent of the other Party or to commit the other Party in any way whatsoever, without obtaining the other Party’s prior written consent.

16.	Nothing contained in this Agreement shall be construed as requiring the filing of any trademark application, the securing of any trademark registration or the maintaining in force of any trademark registration.

17.	This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario, Canada.

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IN WITNESS WHEREOF, the Parties hereto have signed and executed this Agreement on the date first above mentioned.

NORTEL NETWORKS LIMITED			INTERSTATE FIBERNET, INC.

Per:	/s/ Michael Shappell	Per:	/s/ David L. Hill

Name:		Name:

Title:	Group Sales Director	Title	VP Engineering

ITC^DELTACOM COMMUNICATIONS, INC.

Per:	/s/ David L. Hill

Name:

Title:	VP Engineering

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APPENDIX A

ENDORSEMENT BRAND MARK

TRADEMARK LICENSE AGREEMENT

BY AND BETWEEN NORTEL NETWORKS LIMITED AND

The Trademark:

[GRAPHIC APPEARS HERE]

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